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                                                                    Exhibit 23.4


                     [Letterhead of Hoffmann & Baron, LLP]


                           CONSENT OF PATENT COUNSEL

     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of ImClone Systems Incorporated.


                                                  By: /s/ Hoffmann & Baron, LLP
                                                      --------------------------
                                                        Hoffmann & Baron, LLP



Syosset, New York
November 1, 1999